                                 EXHIBIT 21.1


Company                                           County/State of
-------                                           ----------------
                                                  Incorporation
                                                  -------------


19th Holdings Corporation                         Delaware
21st Century Fox Film Corporation                 Delaware
Affiliated Regional Communications Ltd.           Colorado
AHN/FIT Cable, LLC                                Delaware
AHN/FIT Holdings, Inc.                            Delaware
AHN/FIT Internet, LLC                             Delaware
AHN/FIT Ventures, Inc.                            Delaware
Ameristar Music Publishing Co.                    California
Ames Entertainment Ltd.                           Canada
ARC Holding, Ltd.                                 Delaware
Auction Media Ventures, LLC                       Delaware
Baja Holdings, Inc.                               Delaware
Baja Studios, Inc.                                Delaware
Bazmark Film Pty. Limited                         Australia
Because He Can Productions, Inc.                  Delaware
BHC International Television, Inc.                Delaware
BHC Network Partner, Inc.                         Delaware
BHC Network Partner II, Inc.                      Delaware
BHC Network Partner III, Inc.                     Delaware
BHC Network Partner IV (GP)                       Delaware
BHC Properties, Inc.                              Delaware
Blue Sky Studios, Inc.                            Delaware
Bob Productions, Inc.                             Delaware
British Movietonews Limited                       UK
BST, S.A. de C.V.                                 Mexico
Cable Network Services, LLC                       Delaware
Camp Management Incorporated, S.A.                Dominican Republic
Cannell Entertainment, Inc.                       Delaware
Cannell Production Services, Inc.                 Canada
Can't Can't Productions, Inc.                     Delaware
CBS/Fox French Film Licensing Corporation         New York
CCI Broadcasting, Inc.                            Delaware
CCI Television Productions, Inc.                  California
CCI Television, Inc.                              Delaware
Centfox Film GmbH                                 Austria
Centfox Film, GESmbH                              Austria
Cinemas Fox-Severlano Ribeiro Limited             Brazil
Cinemascope Products, Inc.                        Delaware
Colony Productions, Ltd.                          Canada

Constance Music, Inc.                             California
Cornwall Venture, LLC                             Delaware
Cotton Cage Productions, Inc.                     Delaware
Crash, LLC                                        Delaware
D.A.W. Productions, Inc.                          Delaware
Daredevil Productions, Inc.                       Delaware
Day John Died Productions, Inc.                   Delaware
Deliberate Intent Productions Ltd.                Canada
Deliberate Intent, Inc.                           Delaware
Deluxe Laboratories Film Storage, Inc.            New Jersey
Digital Leaseholds, Inc.                          Delaware
Dobsong Music Corp.                               California
Dodgertown, Inc.                                  Florida
Drive-In Cinemas Limited                          Kenya
Echoes in the Darkness Productions, Inc.          Canada
Emmett Street Films, Inc.                         Delaware
Evergreen Television Production, Inc.             California
F4 Productions, Inc.                              Delaware
FA Productions, Inc.                              Delaware
FBC Sub, Inc.                                     Delaware
FEG Finco, Inc.                                   Delaware
FF Productions Limited                            Canada
Final Stretch Productions, Inc.                   Delaware
Fit TV Holdings, LLC                              Delaware
FLAC Worldwide LLC                                Delaware
Four Star Entertainment Corp.                     Delaware
Four Star International, Inc.                     California
Fourtel Music Publishing Company                  California
Fox Animation Los Angeles, Inc.                   Delaware
Fox Animation Studios, Inc.                       Delaware
Fox Australia Investments Pty. Limited            Australia
Fox Australia Pty. Limited                        Australia
Fox Baseball Holdings, Inc.                       Delaware
Fox Basketball Holdings, LLC                      Delaware
Fox Broadcast Music, Inc.                         Delaware
Fox Broadcasting Company                          Delaware
Fox Broadcasting Sub, Inc.                        Delaware
Fox Cable Network Services, LLC                   Delaware
Fox Cable Networks Ventures, Inc.                 Delaware
Fox Center Productions, Inc.                      Delaware
Fox Circle Productions, Inc.                      Delaware
Fox Daytime Prods., Inc.                          Delaware
Fox Development Group, Inc.                       Delaware
Fox East Productions, Inc.                        Delaware
Fox Film A/S                                      Norway
Fox Film ApS                                      Denmark

Fox Film De Cuba S.A.                                  Cuba
Fox Film de la Argentina S.A.                          Argentina
Fox Film Do Brasil Ltda.                               Brazil
Fox Film Music Corporation                             Delaware
Fox Filmed Entertainment Australia Pty. Limited        Australia
Fox Hockey Holdings, LLC                               Delaware
Fox Home Entertainment Ltd.                            UK
Fox Home Entertainment Worldwide L.L.C.                Delaware
Fox Interactive Ltd.                                   UK
Fox Interactive Television, LLC                        Delaware
Fox Interactive, Inc.                                  Delaware
Fox Interamericana S.A.                                Mexico
Fox International Entertainment Channel Espana S.L.    Spain
Fox International Equity, Inc.                         Delaware
Fox International, Inc.                                Delaware
Fox Island Productions, Inc.                           Delaware
Fox Japan Movie Channels, Inc.                         Delaware
Fox Japan Television Programming
     Services, Inc.                                    Delaware
Fox Lane Productions, Inc.                             Delaware
Fox LAPTV LLC                                          Delaware
Fox Latin American Channel, Inc.                       Delaware
Fox Lone Star Holdings, LLC                            Delaware
Fox Media Services, Inc.                               Delaware
Fox Moore Park Pty. Limited                            Australia
Fox Motion Picture Venture No. 1, Inc.                 Delaware
Fox Movie Channel, Inc.                                Delaware
Fox Movietonews, Inc.                                  Delaware
Fox Music, Inc.                                        Delaware
Fox Net, Inc.                                          Delaware
Fox News Holdings, Inc.                                Delaware
Fox News Network, LLC                                  Delaware
Fox News Productions, Inc.                             Delaware
Fox News Service, Inc.                                 Delaware
Fox News, Inc.                                         Delaware
Fox Nitetime Prods., Inc.                              Delaware
Fox On Air Music, Inc.                                 Delaware
Fox Partnership Investment Pty. Limited                Australia
Fox Pathe Home Entertainment Limited                   UK
Fox Pay - Per - View Services, Inc.                    Delaware
Fox Production Services Australia Pty. Limited         Australia
Fox Professional Services 2, LLC                       Delaware
Fox Professional Services 3, LLC                       Delaware
Fox Professional Services, LLC                         Delaware
Fox Records, Inc.                                      Delaware
Fox Regional Sports Holdings II, Inc.                  Delaware

Fox Regional Sports Holdings, Inc.                     Delaware
Fox Regional Sports Member II, Inc.                    Delaware
Fox Searchlab, Inc.                                    Delaware
Fox Searchlight Pictures, Inc.                         Delaware
Fox Services, Inc.                                     Delaware
Fox Software, Inc.                                     Delaware
Fox Sports Arena, LLC                                  Delaware
Fox Sports Basketball, LLC                             Delaware
Fox Sports CNS, LLC                                    Delaware
Fox Sports Digital Nets, Inc.                          Delaware
Fox Sports Hockey, LLC                                 Delaware
Fox Sports Net Arizona, LLC                            Delaware
Fox Sports Net Baseball, LLC                           Delaware
Fox Sports Net Bay Area Holdings, LLC                  Delaware
Fox Sports Net Canada Holdings, LLC                    Delaware
Fox Sports Net Chicago Holdings, LLC                   Delaware
Fox Sports Net Detroit, LLC                            Delaware
Fox Sports Net Distribution, LLC                       Delaware
Fox Sports Net Finance, Inc.                           Delaware
Fox Sports Net Financing, LLC                          Delaware
Fox Sports Net Minnesota Holdings, LLC                 Delaware
Fox Sports Net Minnesota, LLC                          Delaware
Fox Sports Net National Ad Sales Holdings, LLC         Delaware
Fox Sports Net National Network Holdings, LLC          Delaware
Fox Sports Net Northwest, LLC                          Delaware
Fox Sports Net Pittsburgh, LLC                         Delaware
Fox Sports Net Rocky Mountain, G.P.                    Colorado
Fox Sports Net Utah, LLC                               Delaware
Fox Sports Net West 2, LLC                             Delaware
Fox Sports Net West, LLC                               Delaware
Fox Sports Net, LLC                                    Delaware
Fox Sports Networks, LLC                               Delaware
Fox Sports OLN, LLC                                    Delaware
Fox Sports Productions, Inc.                           Delaware
Fox Sports Regional News, LLC                          Delaware
Fox Sports RPP Holdings, LLC                           Delaware
Fox Sports SV, LLC                                     Delaware
Fox Sports Ventures Productions, LLC                   Delaware
Fox Square Productions (Canada), Inc.                  Delaware
Fox Square Productions, Inc.                           Delaware
Fox Stations Sales, Inc.                               Delaware
Fox Studio Operations Pty. Limited                     Australia
Fox Television Animation, Inc.                         Delaware
Fox Television Australia Pty. Limited                  Australia
Fox Television Group S. de R.L. de C.V.                Mexico
Fox Television Holdings, Inc.                          Delaware

Fox Television Stations of Birmingham, Inc.            Delaware
Fox Television Stations of Philadelphia, Inc.          Delaware
Fox Television Stations, Inc.                          Delaware
Fox Television Studios Productions, Inc.               Delaware
Fox Television Studios, Inc.                           Delaware
Fox Transactional TV, Inc.                             Delaware
Fox Tunes, Inc.                                        Delaware
Fox Unit Investment Pty. Limited                       Australia
Fox Video International Corporation                    Delaware
Fox West Pictures, Inc.                                Delaware
Fox World Productions, Inc.                            Delaware
Fox World Ventures Holland, Inc.                       Delaware
Fox Worldwide Telecommunications LLC                   Delaware
Fox Worldwide Television LLC                           Delaware
Fox Worldwide Theatrical LLC                           Delaware
Foxfilmes Limitada                                     Portugal
Foxlab, Inc.                                           Delaware
FoxStar Productions, Inc.                              Delaware
FoxVideo International Distribution, Inc.              Delaware
FoxVideo New Zealand Limited                           NZ
FoxView, Inc.                                          Delaware
Foxwatch Productions, Inc.                             Delaware
Fox/Staples Center Sky Box, LLC                        Delaware
Fox/UTV Holdings, Inc.                                 Delaware
Fox-NGC (International) Holdings, Inc.                 Delaware
Fox-NGC (US) Holdings, Inc.                            Delaware
FRSM FX, Inc.                                          Delaware
FRSM West, Inc.                                        Delaware
FRT Productions, Inc.                                  Delaware
FSO Productions, Inc.                                  Delaware
FST Advertising, Inc.                                  Delaware
FTS Boston, Inc.                                       Delaware
FTS Investments, Inc.                                  Delaware
FTS North Carolina, Inc.                               Delaware
FTS Philadelphia, Inc.                                 Delaware
FWA Productions, Inc.                                  Delaware
fx Holdings, Inc.                                      Delaware
FX Networks, LLC                                       Delaware
Galaxy Way Finance Company, Inc.                       Delaware
Galaxy Way Productions, Inc.                           Delaware
Galileo Productions, Inc.                              Delaware
GATV Productions, Inc.                                 Delaware
Geek Productions, Inc.                                 Delaware
Genesis Video Entertainment, Inc.                      Illinois
Giant Bowling Pin Productions, Inc.                    Delaware
Glen Avenue Films, Inc.                                Delaware

Glimpse of Hell Productions Ltd.                       Canada
Glimpse of Hell Productions, Inc.                      Delaware
Glow Productions Ltd.                                  Canada
Gold Key Entertainment, Inc.                           Delaware
Gone Fission, Inc.                                     Delaware
Good Ghouls, Inc.                                      Delaware
Greenleaves Productions, Inc.                          Delaware
GTH-103, Inc.                                          Ohio
Guthy-Renker Holding Corporation                       Delaware
Harmon Cove Productions, Inc.                          California
Harsh Realm US Prodco, Inc.                            Delaware
Health Productions, LLC                                Delaware
Highgate Pictures, Inc.                                Delaware
Highgate Productions, Inc.                             Delaware
Hispano FoxFilm S.A.E.                                 Spain
In-Cine Distribuitora Cinematografica, S.L.            Spain
J&A Productions, Inc.                                  Canada
Junior High Productions, Inc.                          California
KCOP Television, Inc.                                  California
KDFW License, Inc.                                     Nevada
KDFW Television, Inc.                                  Nevada
KNSD License, Inc.                                     Delaware
Kronenberg Chronicles, Inc.                            Delaware
KSAZ License, Inc.                                     Delaware
KSAZ Television, Inc.                                  Delaware
KTBC License, Inc.                                     Nevada
KTBC Television, Inc.                                  Nevada
KTVI License, Inc.                                     Nevada
KTVI Television, Inc.                                  Nevada
L.C. Holding Corp.                                     Delaware
LAPTV A Corporation                                    Delaware
LAPTV B Corporation                                    Delaware
Latin America Finance Company, Inc.                    Cayman Islands
Leap Off Productions, Inc.                             Delaware
Learning Corporation of America                        California
Learning Corporation of America Films, Inc.            Delaware
Les Productions Fox Europa S.A.                        France
Liberty Productions, Inc.                              Delaware
Liberty/Fox ARC L.P.                                   Delaware
Liberty/Fox Southeast LLC                              Delaware
Liberty/Fox Sunshine LLC                               Delaware
Library Holdings, Inc.                                 Delaware
Looks At Productions, Inc.                             Delaware
Los Angeles Dodgers, Inc.                              Delaware
Marvel Music Groups, Inc.                              Delaware
Mighty Marvel Music Corporation                        Delaware

Millennium Canadian Productions East Ltd.              Canada
Millennium Canadian Productions Ltd.                   Canada
Millennium US Prodco, Inc.                             Delaware
Mirror Pictures Corporation                            Delaware
Monet Lane Prods., Inc.                                Delaware
Monty Two, Inc.                                        Delaware
Movietonews, Inc.                                      New York
Moving Target Productions, Inc.                        California
MT 2 Services, Inc.                                    California
MT 3 Services, Inc.                                    California
MT 4 Services, Inc.                                    California
MT Services, Inc.                                      California
MVP Video Productions, Inc.                            Delaware
NA Property Holdings, Inc.                             Delaware
National Studios, Inc.                                 Delaware
Natural History New Zealand Limited                    NZ
Netherlands Fox Film Corporation B.V.                  Netherlands
New Dallas Media, Inc.                                 Delaware
New DMIC, Inc.                                         Delaware
New Millennium Investors L.L.C.                        Delaware
New World Administration                               California
New World Animation, Ltd.                              Delaware
New World Communications Group
     Incorporated                                      Delaware
New World Communications of Atlanta, Inc.              Delaware
New World Communications of Detroit, Inc.              Delaware
New World Communications of
     Kansas City, Inc.                                 Delaware
New World Communications of
     Milwaukee, Inc.                                   Delaware
New World Communications of Ohio, Inc.                 Delaware
New World Communications of St Louis, Inc.             Missouri
New World Communications of Tampa, Inc.                Delaware
New World Distribution, Inc.                           California
New World Entertainment, Ltd.                          Delaware
New World International (Australia), Limited           California
New World Knowledge, Inc.                              Delaware
New World Licensing, Inc.                              California
New World Music Publishing Corp.                       California
New World Pictures, Ltd.                               Delaware
New World Song, Inc.                                   California
New World Television (NWT) France SRLA                 France
New World Television Incorporated                      Delaware
New World Television Productions, Inc.                 California
New World Television Programming                       California

New World Video                                             California
New World/Genesis Distribution                              California
News From The Edge Productions Ltd.                         Canada
News From The Edge, Inc.                                    Delaware
News Germany Holding GmbH                                   Germany
News Preferred Finance, Inc.                                Delaware
NF Productions, Inc.                                        Delaware
NGC Network US LLC                                          Delaware
Norcal Communications, Inc.                                 California
Northgate Productions, Inc.                                 Delaware
NW Communications of Austin, Inc.                           Texas
NW Communications of Phoenix, Inc.                          Delaware
NW Communications of San Diego, Inc.                        Delaware
NW Communications of Texas, Inc.                            Texas
NW Management Incorporated                                  Delaware
NW Programs Incorporated                                    Delaware
NWC Acquisition Corporation                                 Delaware
NWC Holdings Corporation                                    Delaware
NWC Intermediate Holdings Corporation                       Delaware
NWC Management Corporation                                  Delaware
NWC Sub I Holdings Corporation                              Delaware
NWC Sub II Holdings Corporation                             Delaware
NWCG Holdings Corporation                                   Delaware
NWE Acquisition Inc.                                        Delaware
NWE Holdings Corporation                                    Delaware
NWE Sub I Incorporated                                      Delaware
NWTV Intermediate Holdings Corporation                      Delaware
O/Y Fox Film A/B                                            Finland
On the Blocks Pty. Limited                                  Australia
Oregon Television, Inc.                                     Oregon
Outdoor Life Network, LLC                                   Delaware
P&T Productions, Inc.                                       California
Panoramic Productions, Inc.                                 California
Pico Films, Inc.                                            Delaware
Pinelands Broadcasting, Inc.                                New Jersey
Pinelands, Inc.                                             Delaware
Plaid Jacket Productions, Inc.                              California
President Video Limited                                     UK
Prime Network LLC                                           Wyoming
Prime Time Media, Inc.                                      Delaware
Rags Productions, Inc.                                      California
Ray Tracing Films, Inc.                                     Delaware
Redweed Productions, LLC                                    Delaware
REI Datacast, Inc.                                          Delaware
Rewind Music, Inc.                                          Delaware
Rubicon Enterprises, Inc.                                   Delaware

Say It Isn't So Productions, Inc.                           Delaware
SC Productions, Inc.                                        Delaware
Schrodinger's Cat Productions, Inc.                         Delaware
SCI Sub 1 Incorporated                                      Delaware
SCI Subsidiary Corporation                                  Delaware
SCPI, Inc.                                                  Delaware
Servicios BST, S.A. de C.V.                                 Mexico
Shadow In The Sun USA                                       California
Shoot the Horse Productions, Inc.                           Delaware
Sin Eater Productions, Inc.                                 Delaware
Small Cages Productions, Inc.                               Delaware
SOB Productions, Inc.                                       Delaware
Spectak, LLC                                                California
Speedvision Network, LLC                                    Delaware
Sports Channel Bay Area Associates                          Delaware
Sports Channel Chicago Associates                           Delaware
Sports Geniuses, Inc.                                       Delaware
Sports Holding, Inc.                                        Texas
SportSouth Holdings, LLC                                    Delaware
SportSouth Network, Ltd.                                    Delaware
Springwood Productions, Inc.                                Delaware
Sprocket Music, Inc.                                        Delaware
STF Productions, Inc.                                       Delaware
Strange Universe Productions, Inc.                          California
Strange World Productions, Inc.                             Delaware
Strike-A-Match Productions, Inc.                            Delaware
Stronghold, Inc.                                            California
Studios De La Playa, S.A. de C.V.                           Mexico
TCF Canadian TV Enterprises, Inc.                           California
TCF Digital Holdings, Inc.                                  Delaware
TCF Distributing, Inc.                                      California
TCF Eastern Europe, Inc.                                    Delaware
TCF Harsh Realm Productions, Inc.                           Delaware
TCF Music Publishing, Inc.                                  Delaware
TCF Speed II Productions, Inc.                              Delaware
TCFTV Canadian Productions, Inc.                            Delaware
TCFTV Canadian Services, Inc.                               Delaware
TCFTV CanPro II Inc.                                        Canada
TCFTV CanPro III Ltd.                                       Canada
TCFTV CanPro, Inc.                                          Delaware
TCFTV US Prodco #1, Inc.                                    Delaware
TCFTV US Prodco #2, Inc.                                    Delaware
TCFTV US Prodco #3, Inc.                                    Delaware
TCFTV US Prodco #4, Inc.                                    Delaware
TCFTV US Prodco #5, Inc.                                    Delaware
TCFTV US Prodco #6, Inc.                                    Delaware

TCFTV Van II Services Ltd.                                  Canada
TCFTV Van Services Ltd.                                     Canada
TCFTV Worldwide Productions, Inc.                           Delaware
The Barn Productions, Inc.                                  Delaware
The Colony Productions, Inc.                                Delaware
The Fox Interactive Store, Inc.                             Delaware
The Fox Store, Inc.                                         Delaware
The Greenblatt Janollari Studio, Inc.                       Delaware
The Test Productions, Inc.                                  Delaware
Tour of Duty Productions, Inc.                              California
TVF II Productions, Inc.                                    Delaware
TVF Productions, Inc.                                       Delaware
TVM Productions, Inc.                                       Delaware
TVP Productions, Inc.                                       Delaware
TVT License, Inc.                                           Delaware
Twentieth Century Fox (Far East), Inc.                      New York
Twentieth Century Fox A/O                                   Russian Federation
Twentieth Century Fox Canada Limited                        Canada
Twentieth Century Fox Chile, Inc.                           Delaware
Twentieth Century Fox Distributing
     Corporation                                            Delaware
Twentieth Century Fox Film (East)
     Private Limited                                        Singapore
Twentieth Century Fox Film (Malaya)
     Sendirian Berhad                                       Malaysia
Twentieth Century Fox Film Belge S.A.                       Belgium
Twentieth Century Fox Film Company
     (Export) Limited                                       UK
Twentieth Century Fox Film Company Limited                  UK
Twentieth Century Fox Film Company
     Services Limited                                       UK
Twentieth Century Fox Film Corporation                      Delaware
Twentieth Century Fox Film Corporation
     (Australia) Pty. Limited                               Australia
Twentieth Century Fox Film Corporation
     Societe D'Exploitation Pour La Suisse                  Switzerland
Twentieth Century Fox Film de
     Mexico, S.A.                                           Mexico
Twentieth Century Fox Film Distributors
     Pty. Limited                                           Australia
Twentieth Century Fox Film
     Netherlands B.V.                                       Netherlands
Twentieth Century Fox Films S.A.                            Panama
Twentieth Century Fox France, Inc.                          Delaware
Twentieth Century Fox Home Entertainment AB                 Sweden
Twentieth Century Fox Home

     Entertainment Australia Pty. Limited                   Australia
Twentieth Century Fox Home
     Entertainment B.V.                                     Netherlands
Twentieth Century Fox Home
     Entertainment Canada Limited                           Canada
Twentieth Century Fox Home
     Entertainment Mexico S.A. de C.V.                      Mexico
Twentieth Century Fox Home
     Entertainment Espana S.A.                              Spain
Twentieth Century Fox Home
     Entertainment France                                   France
Twentieth Century Fox Home
     Entertainment Germany GmbH                             Germany
Twentieth Century Fox Home
     Entertainment Italy                                    Italy
Twentieth Century Fox Home
     Entertainment Japan KK                                 Japan
Twentieth Century Fox Home
     Entertainment Korea                                    Korea
Twentieth Century Fox Home
     Entertainment Latin America, Inc.                      Cayman Islands
Twentieth Century Fox Home
     Entertainment Limited                                  UK
Twentieth Century Fox Home
     Entertainment Middle East, Inc.                        Delaware
Twentieth Century Fox Home
     Entertainment South Pacific Pty. Limited               Australia
Twentieth Century Fox Home
     Entertainment, Inc.                                    Delaware
Twentieth Century Fox Hong Kong, Inc.                       Delaware
Twentieth Century Fox Import Corporation                    New York
Twentieth Century Fox India, Inc.                           Delaware
Twentieth Century Fox Inter-America, Inc.                   New York
Twentieth Century Fox International
     Corporation                                            New York
Twentieth Century Fox International
     Limited                                                UK
Twentieth Century Fox International
     Telecommunications Distribution, Inc.                  Delaware
Twentieth Century Fox International
     Television Distribution, Inc.                          Delaware
Twentieth Century Fox International
     Television, Inc.                                       New York
Twentieth Century Fox International
     Theatrical Distribution, Inc.                          Delaware
Twentieth Century Fox Italy S.p.A., Inc.                    Delaware

Twentieth Century Fox Italy S.p.A., Inc.                    Italy
Twentieth Century Fox Korea, Inc.                           Korea
Twentieth Century Fox Latin America
     Theatrical, Inc.                                       Cayman Islands
Twentieth Century Fox Licensing &
     Merchandising Limited                                  UK
Twentieth Century Fox Merchandise Store, Inc.               Delaware
Twentieth Century Fox of Germany GmbH                       Germany
Twentieth Century Fox Pakistan, Inc.                        Delaware
Twentieth Century Fox Pay Television
     (Australia) Pty. Limited                               Australia
Twentieth Century Fox Peruana S.A.                          Peru
Twentieth Century Fox Philippines, Inc.                     Philippines
Twentieth Century Fox Productions Limited                   UK
Twentieth Century Fox Puerto Rico, Inc.                     Puerto Rico
Twentieth Century Fox Studio Club                           California
Twentieth Century Fox Telecommunications
     International, Inc.                                    Delaware
Twentieth Century Fox Television Limited                    UK
Twentieth Century Fox Thailand, Inc.                        New York
Twentieth Century Fox Titanic Productions, Inc.             California
Twentieth Century Fox Trinidad Limited                      Trinidad
Twentieth Century Fox Worldwide
     Productions, Inc.                                      Delaware
Twentieth Century Fox, Inc. U.S.A.                          Delaware
Twentieth Century Fox, Sweden Aktiebolaget                  Sweden
Twentieth Century Fox/TVA Television
     Distribution, Inc.                                     Canada
Twentieth Television, Inc.                                  Delaware
Twenty-First Century Film Corporation                       Delaware
Twenty-First Century Fox Corporation                        Delaware
Twenty-First Century Fox Film Company
     Limited                                                UK
Twenty-First Century Fox Film Distributors
     Pty. Limited                                           Australia
Twenty-First Century Fox Italy S.r.I.                       Italy
Twenty-First Century Fox Mexico,
     S.A. de C.V.                                           Mexico
Twenty-First Century Fox Varieties, Inc.                    New York
UEG Productions, Inc.                                       California
United Entertainment Group, Inc.                            Delaware
United Television Sales, Inc.                               California
UTV of Baltimore, Inc.                                      Delaware
UTV of Orlando, Inc.                                        Delaware
UTV of San Antonio, Inc.                                    Texas
UTV of San Francisco, Inc.                                  California

Van Ness Films, Inc.                                        Delaware
Venue Merchandising, Inc.                                   California
Very Imaginative Pictures, Inc.                             California
Vox Filmworks (Canada), Inc.                                Canada
VNE, Inc.                                                   California
WAGA License, Inc.                                          Delaware
WBRC and WGHP Holdings Corporation                          Delaware
WBRC and WGHP Television Corporation                        Delaware
WBRC License, Inc.                                          Delaware
WDAF License, Inc.                                          Delaware
WDAF Television, Inc.                                       Delaware
Wedron Silica Company                                       Delaware
West End Circle Studios, Inc.                               Delaware
Westgate Productions, Inc.                                  Delaware
WFXT, Inc.                                                  Delaware
WGHP License, Inc.                                          Delaware
WITI License, Inc.                                          Delaware
WJBK License, Inc.                                          Delaware
WJW License, Inc.                                           Delaware
Wolg Productions, Inc.                                      Delaware
World War III Productions Ltd.                              Canada
World War III Productions, Inc.                             Delaware
WWOR-TV, Inc.                                               Ohio
X-F Productions, Inc.                                       Delaware